Exhibit 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                             Three Months Ended
                                                                June 30, 2001
                                                             ------------------

Operating Revenue:
  Operating Revenue                                              $17,018,341
                                                                 -----------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                       10,251,532
  Operation Expenses                                               5,426,442
  Maintenance Expenses                                                 6,922
  Property, Franchise & Other Taxes                                  642,426
  Depreciation, Depletion & Amortization                           2,865,904
                                                                 -----------
Operating Expenses                                                19,193,226
                                                                 -----------
Operating Loss                                                    (2,174,885)
                                                                 -----------

Other Income                                                         823,870
                                                                 -----------

Interest Charges                                                   2,403,380
                                                                 -----------

Loss Before Income Taxes                                          (3,754,395)
                                                                 -----------

Income Taxes - Current                                               (70,812)
Income Taxes - Deferred                                           (1,666,857)
                                                                 -----------
                                                                  (1,737,669)
                                                                 -----------

Minority Interest in Foreign Subsidiaries                            137,280
                                                                 -----------

Net Loss                                                         $(1,879,446)
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